                                                                     EXHIBIT 4.1


                     (FORM OF STOCK CERTIFICATE-FRONT SIDE)



NUMBER                                                              SHARES


                         AMERICAN COMMERCIAL LINES INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                    COMMON STOCK
                                                               CUSIP 025195 20 7
                                             SEE REVERSE FOR CERTAIN DEFINITIONS



THIS CERTIFIES THAT




IS THE OWNER OF

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                         AMERICAN COMMERCIAL LINES INC.

     , $0.01 par value per share, transferable only on the books of said Corporation in person or by attorney upon surrender of this Certificate properly endorsed.
     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

          Dated:




          MARK R. HOLDEN, PRESIDENT      [SEAL]      LISA L. FLEMING, SECRETARY


COUNTERSIGNED AND REGISTERED:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
          TRANSFER AGENT AND REGISTRAR


BY


                              AUTHORIZED SIGNATURE

                      (FORM OF STOCK CERTIFICATE-BACK SIDE)
                         AMERICAN COMMERCIAL LINES INC.

      The Corporation will furnish without charge to any stockholder upon request to the Corporation's principal office a full statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM - as tenants in common                      UNIF GIFT MIN ACT - .........Custodian....................
      TEN ENT - as tenants by the entireties                                    (Cust)               (Minor)
      JT TEN  - as joint tenants with right of                               under Uniform Gifts to Minors
                survivorship and not as tenants                              Act....................................
                in common                                                                    (State)
                                                          UNIF TRF MIN ACT - ..........Custodian (until age........)
                                                                               (Cust)
                                                                             ................under Uniform Transfers
                                                                                  (Minor)
                                                                             to Minors Act.........................,
                                                                                                 (State)

     Additional abbreviations may also be used though not in the above list.

     For value received, ________________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________ Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________


                                   _____________________________________________
                                   NOTICE: The signature to this assignment must
                                           correspond with the name as written
                                           upon the face of the certificate, in
                                           every particular, without alteration
                                           or enlargement, or any change
                                           whatever.


          SIGNATURE(S) GUARANTEED: _____________________________________________
                                     THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                     ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                     STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                     AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                     APPROVED SIGNATURE GUARANTEE MEDALLION
                                     PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.